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                              WARBURG PINCUS TRUST
                         Small Company Growth Portfolio

                  Supplement to Prospectus dated April 30, 1997

         The following replaces the first paragraph in the section of the Prospectus entitled "Investment Objectives and Policies -- Small Company Growth Portfolio" in its entirety:

         The Small Company Growth Portfolio's investment objective is to seek capital growth. The Portfolio is a non-diversified investment fund that pursues its investment objective by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies that represent attractive opportunities for capital growth. The Portfolio considers a "small-sized" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. (As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.) Companies whose capitalization no longer meets this definition after purchase continue to be considered small companies for purposes of the Portfolio's policy of investing at least 65% of its assets in small-sized companies. In addition, the Portfolio has the flexibility to invest in companies with a market capitalization of any size when the 65% policy is met. As a result of these policies, the average market capitalization of the Portfolio at any particular time may exceed $2.7 billion, particularly at times when the market values of small company stocks are rising. It is anticipated that the Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Small companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

         The following replaces the first sentence in the section of the Prospectus entitled "Certain Investment Strategies -- Foreign Securities" in its entirety:

         The International Equity Portfolio will ordinarily hold no less than 65% of its total assets in foreign securities, and the Post-Venture Capital Portfolio may invest up to 20% of its total assets in the securities of foreign issuers. The Small Company Growth Portfolio may also invest up to 20% of its total assets in the securities of foreign issuers, which are not included in the Portfolio's 65% policy of investing in small-sized companies described above.


Dated:  March 5, 1998                                   TREQF-16-0398